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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event Reported): January 20, 2000

                                   ARIBA, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                     7372                    77-0439730
----------------------------  ------------------------   ----------------------
(State or Other Jurisdiction  (Commission File Number)     (I.R.S. Employer
       of Incorporation)                                 Identification Number)

                              1565 Charleston Road
                         Mountain View, California 94043
                                 (650) 930-6200
        ----------------------------------------------------------------
        (Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On January 20, 2000, Ariba, Inc., a Delaware corporation ("Ariba"), and
TradingDynamics, Inc., a California corporation (the "Company"), consummated a merger (the "Merger") whereby Blue Merger Corp., a California corporation and a wholly-owned subsidiary of Ariba ("Merger Sub"), was merged with and into the Company pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), dated as of November 15, 1999. TradingDynamics has survived the Merger as a wholly owned subsidiary of Ariba.

         Pursuant to the Merger Agreement, each issued and outstanding share of common stock of the Company ("Company Common Stock") was converted into the right to receive 0.3379208 shares of common stock of Ariba ("Ariba Common
Stock"). In addition, each option to purchase Company Common Stock outstanding at the time of the Merger under the Company's stock option plans was converted into an option to purchase the number of shares of Ariba Common

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Stock equal to the number of shares of common stock of the Company subject to such option multiplied by the exchange ratio for the Merger, and the associated exercise price was adjusted accordingly.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      FINANCIAL STATEMENTS

         The Registrant will provide the financial statements required by paragraph (a) of Item 7 of Form 8-K promulgated by the Securities and Exchange
Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), if any such information is required, on a Form
8-K/A within 60 days of the date that this initial report on Form 8-K is required to be filed with the Commission.

         (b)      PRO FORMA FINANCIAL INFORMATION

         The Registrant will provide the pro forma financial information required by paragraph (b) of Item 7 of Form 8-K promulgated by the Commission pursuant to the Exchange Act, if any such pro forma financial information is required, on a Form 8-K/A within 60 days of the date that this initial report on Form 8-K is required to be filed with the Commission.

         (c)      EXHIBITS.

                  2.1      Agreement and Plan of Merger, dated as of November
                           15, 1999, among Ariba, Inc., Blue Merger Corp.
                           and TradingDynamics, Inc.

                  99.1     Press Release.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ARIBA, INC.

DATE:  January 25, 2000            By: /s/ Edward P. Kinsey
                                      ---------------------------------
                                      Edward P. Kinsey
                                      Chief Financial Officer, Executive
                                      Vice-President-Finance and Administration
                                      and Secretary (Principal Financial and
                                      Accounting Officer)


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                                INDEX TO EXHIBITS
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Exhibit                            Description                                     Page
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
 2.1              Agreement and Plan of Merger dated as of November 15, 1999, among Ariba, Inc., Blue Merger Corp. and TradingDynamics, Inc.

99.1              Text of Press Release
